                                Segment Reporting                     Exhibit 99



        In the quarter ended June 30, 1998, the Company adopted FAS 131 replacing FAS 14. Under FAS 14 the Company operated in one industry segment. The Company is organized on the basis of products and related services and under FAS 131 operates in three segments-(1) urinalysis, (2) genetic analysis and (3) small laboratory devices. The adoption of FAS 131 did not affect results of operations or financial position but did affect the disclosure of revenues by product line and segment information.

        The urinalysis segment designs, develops, manufactures and markets IVD imaging systems based on patented and proprietary AIM technology for automating microscopic procedures for urinalysis. The genetic analysis segment designs, develops, manufactures and markets IVD imaging systems for karyotyping, DNA probe analysis and comparative genomic hybridization. The small laboratory devices segment designs, develops, manufactures and markets a variety of benchtop centrifuges, small instruments and supplies. These products are used primarily for manual specimen preparation and dedicated applications in coagulation, cytology, hematology and urinalysis.

        The accounting policies of the segments are the same as those described in the "Summary of Significant Accounting Policies" included in the Company's report on Form 10-K/A for the year ended December 31, 1997. The Company evaluates the performance of its segments and allocates resources to them based on earnings before income taxes, excluding corporate charges.

        The following table presents a summary of revenues for each segment by product line for the three years ended December 31, 1997:

                                                                                      Small
                                                                     Genetic        Laboratory      Unallocated
                                                     Urinalysis      Analysis         Devices         Corporate          Total
                                                    ------------   ------------    ------------     ------------     ------------

For The Year Ended December 31, 1995

Sales of IVD imaging systems                        $  4,240,627   $         --    $         --                      $  4,240,627

Sales of IVD imaging system supplies and service       6,737,444             --              --                         6,737,444

Sales of small instruments and supplies                       --             --       3,414,087                         3,414,087

Royalties                                                 96,023             --              --                            96,023

                                                    ------------   ------------    ------------                      ------------
Total                                               $ 11,074,094   $         --    $  3,414,087                      $ 14,488,181
                                                    ============   ============    ============                      ============

For The Year Ended December 31, 1996

Sales of IVD imaging systems                        $  4,189,663   $  2,180,683    $         --                      $  6,370,346

Sales of IVD imaging system supplies and service       8,831,516        285,977              --                         9,117,493

Sales of small instruments and supplies                       --             --       5,066,292                         5,066,292

Royalties                                                 42,923             --              --                            42,923

                                                    ------------   ------------    ------------                      ------------
Total                                               $ 13,064,102   $  2,466,660    $  5,066,292                      $ 20,597,054
                                                    ============   ============    ============                      ============

For The Year Ended December 31, 1997

Sales of IVD imaging systems                        $  5,612,308   $  6,211,135    $         --                      $ 11,823,443

Sales of IVD imaging system supplies and service      10,061,314        559,897              --                        10,621,211

Sales of small instruments and supplies                       --             --       4,447,418                         4,447,418

Royalties                                                510,920             --          92,156                           603,076

                                                    ------------   ------------    ------------                      ------------
Total                                               $ 16,184,542   $  6,771,032    $  4,539,574                      $ 27,495,148
                                                    ============   ============    ============                      ============

        The following table presents information about reported segments for the three years ended December 31, 1997:

                                                                                      Small
                                                                     Genetic        Laboratory      Unallocated
                                                     Urinalysis      Analysis         Devices         Corporate          Total
                                                    ------------   ------------    ------------     ------------     ------------

For the year ended December 31, 1995

Revenues                                            $ 11,074,094             --    $  3,414,087               --     $ 14,488,181

Interest income                                     $    307,108             --    $      2,821               --     $    309,929

Interest expense                                              --             --    $     42,699               --     $     42,699

Depreciation and amortization                       $    679,705             --    $     55,957     $      9,021     $    744,683

Other noncash items                                 $  2,882,858             --              --               --     $  2,882,858

Unusual items                                       $  2,900,430             --              --               --     $  2,900,430

Segment profit (loss)                               $   (899,807)            --    $    433,288     $ (1,053,702)    $ (1,520,221)

Segment assets                                      $ 15,340,025             --    $  2,348,931     $  4,513,589     $ 22,202,545

Investment in long term assets                      $  2,781,442             --    $    999,945               --     $  3,781,387


For the year ended December 31, 1996

Revenues                                            $ 13,064,102   $  2,466,660     $ 5,066,292               --     $ 20,597,054

Interest income                                     $    209,609   $      1,081     $    11,245               --     $    221,935

Interest expense                                              --   $    677,818     $     3,296               --     $    681,114

Depreciation and amortization                       $  1,110,305   $    638,890     $   281,261     $     75,298     $  2,105,754

Other noncash items                                 $    146,636   $  7,250,000              --               --     $  7,396,636

Unusual items                                       $    822,958   $  7,282,206     $    19,074     $  1,017,354     $  9,141,592

Segment profit (loss)                               $   (717,081)  $ (8,707,958)    $   984,695     $ (2,445,771)    $(10,886,115)

Segment assets                                      $ 15,606,015   $ 11,089,196     $ 2,952,284     $  8,212,750     $ 37,860,245

Investment in long term assets                      $  1,592,495   $ 10,512,360     $   788,526               --     $ 12,893,381

For the year ended December 31, 1997

Revenues                                            $ 16,184,542   $  6,771,032     $ 4,539,574               --     $ 27,495,148

Interest income                                     $     34,673   $      4,203     $    17,681               --     $     56,557

Interest expense                                              --   $  1,208,138              --               --     $  1,208,138

Depreciation and amortization                       $  1,207,014   $  1,472,518     $   936,005(1)  $     64,460     $  3,679,997

Other noncash items                                 $     57,031             --          (1,374)              --     $     55,657

Unusual items                                       $     95,129             --     $   704,579     $    538,630     $  1,338,338

Segment profit (loss)                               $  2,720,558   $ (1,912,239)    $   371,988     $ (1,976,595)    $   (796,288)

Segment assets                                      $ 10,872,075   $ 11,179,455     $ 2,067,297     $  8,615,750     $ 32,734,577

Investment in long term assets                      $  1,080,419   $    402,890     $    31,387               --     $  1,514,696


(1) Includes writeoff totaling $704,579 relating to the goodwill associated with the digital refractometer line of business.

       The Company ships products from three locations in the United States and from its subsidiary in the United Kingdom. The following table presents sales by United States and United Kingdom locations for the three years ended December 31, 1997:

                                    1995              1996              1997
                                ------------       -----------       -----------
Sales

    United States               $ 14,488,181       $18,937,542       $24,862,561

    United Kingdom                        --         1,659,512         2,632,587

                                ------------       -----------       -----------
                                $ 14,488,181       $20,597,054       $27,495,148
                                ============       ===========       ===========



       The following table presents long-lived assets information by geographic area for the three years ended December 31, 1997:


                                          1995           1996            1997
                                       -----------    -----------    ------------
Long-lived assets

      United States                    $ 4,428,011    $ 9,544,977    $  7,914,822

      United Kingdom                            --      5,622,790       5,389,300

                                       -----------    -----------    ------------
                                       $ 4,428,011    $15,167,767    $ 13,304,122
                                       ===========    ===========    ============
